August 31
2017

# Midwest IDEAS Conference

**Lee D. Rudow**
President and CEO

**Michael J. Tschiderer**
Chief Financial Officer

TRANSCAT® Trust in every measure

NASDAQ: TRNS

# Safe Harbor Statement

*This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could" and other similar words. All statements addressing operating performance, events or developments that Transcat, Inc. ("Transcat" or the "Company") expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, sales operations, capital expenditures, cash flows, operating income, growth strategy, segment growth, potential acquisitions, integration of acquired businesses, market position, customer preferences, outlook and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Transcat's Annual Report and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements. Except as required by law, the Company disclaims any obligation to update, correct or publicly announce any revisions to any of the forward-looking statements contained in this presentation.*

*This presentation will discuss some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.*

# A Leader in Calibration & Laboratory Instrument Service Market and Value-Added Distributor of Test, Measurement & Control Instrumentation

- ✓ Service segment is our primary growth engine
- ✓ Achieving high-single digit organic revenue growth
- ✓ Acquisitions will continue to be part of our growth strategy
- ✓ Used equipment sales, rentals and cross-segment synergies differentiate our Distribution segment
- ✓ Long-term operating earnings to grow faster than revenue
- ✓ Strong leadership in place to drive TRNS to next level

| | | | | |
|---|---|---|---|---|
| Market Capitalization | $92 Million | Average Volume (3 mo.) | | 10,600 |
| 52-Week Price Range | $10.00 - $14.05 | Common Shares Outstanding | | 7.1 Million |
| Recent Price | $12.85 | Ownership: | Institutions | 58 |
| | | | Insiders | 6% |

*Market data as of August 28, 2017 [Source: Bloomberg, including intra-day pricing]; ownership as of most recent filing*

# Two Complementary Segments

## Service

Double-digit growth

Recurring revenue stream

Strong operating leverage

Driven by regulation

## Distribution

New test equipment

Rentals

Used equipment

Strong cash generation

**Q1 FY 2018 TTM Revenue: $147.0M**
**(Service 49%, Distribution 51%)**

- ✓ Unique value proposition
- ✓ Leverage between segments

# Taking Market Share

## $1.3 Billion Addressable Calibration Services Market[1]


25%
OEMs
40%
3rd Party Service Providers
35%
In-house Laboratories

## #2 in Market Share by Revenue for 3rd Party Service Providers[2]


18%
26%
(fragmented)
Transcat
15%
22%
(fragmented)
8%
11%
Tektronix
Transcat
Trescal
SIMCO Electronics
Regionals *($5mm-$15mm)*
Others *(highly fragmented; $500k-$5mm)*

*[1] Estimated Addressable North American Calibration Market*
*[2] Percentage of Revenue (North America), Company estimates*

TRANSCAT Trust in every measure

# Flexible Service Value Proposition

***22 Locations to Serve Customers in the U.S., Canada and Puerto Rico***

**Flexible Service Delivery Options:**

- ✓ Permanent on-site
- ✓ Periodic on-site
- ✓ Mobile
- ✓ In-house
- ✓ Pickup & Delivery



Ottawa
Montreal
Boston
Portland
Toronto
Rochester
Milwaukee
Pittsburgh
Harrisburg
Philadelphia
Ft. Wayne
Dayton
Denver
St. Louis
Charlotte
Nashville
Los Angeles
Irvine
San Diego
Phoenix
Houston
San Juan
Map Legend
Transcat Headquarters
Transcat Calibration Labs

# Broad and Diverse Blue Chip Customer Base

*Percentage of Service Revenue**



| | |
|---|---|
| 5% | Aerospace & Defense |
| 6% | Chemical/Process |
| 7% | Energy/Utilities |
| 18% | Other |
| 21% | Industrial |
| 43% | Life Science / FDA-regulated |

MERCK EXXON United Technologies DUPONT Johnson & Johnson

** Company estimates*

# Unique Value Proposition

***Full Suite of Products and Services for Life Science, Industrial Manufacturing and Alternative Energy Markets***


New Instrument Calibration
Calibration Services
Superior Quality
Validation & Laboratory Services
Product Distribution and Rental
FOR RENT

# Technology as a Competitive Advantage

- New, Seasoned IT Leadership
- State-of-Art Web Presence and Digital Transformation
- Proprietary "C3" Portal for Customer Asset Management
- Adopting "Lean" Best Practices

# Financial Results

# Record Consolidated Results

*($ in millions)*


Consolidated Revenue
7% CAGR*
$118.5
$123.6
$122.2
$143.9
$147.0
FY 2014
FY 2015
FY 2016
FY 2017
Q1 FY 2018 TTM


Consolidated Operating Income
5% CAGR*
$6.7
$6.8
$6.3
$7.9
$7.9
FY 2014
FY 2015
FY 2016
FY 2017
Q1 FY 2018 TTM
Distribution
Service

*FY 2014 – Q1 FY 2018 TTM

# Service Segment Continues to Deliver

*($ in millions)*

## Service Revenue


$48.2
$51.8
$59.2
$71.1
$72.4
FY 2014
FY 2015
FY 2016
FY 2017
Q1 FY 2018

## Service Operating Income & Margin


$2.4
$3.7
$4.2
$4.8
$4.6
4.9%
7.1%
7.0%
6.7%
6.4%
FY 2014
FY 2015
FY 2016
FY 2017
Q1 FY 2018 TTM

Solid organic revenue growth

Robust order level and pipeline throughout Q1

33 consecutive quarters of YOY revenue growth

Revenue: +15% *(Q1 FY18 TTM)*
+13% *(4.25-year CAGR)*

---

Gross margin affected by short-term labor constraints

# Distribution Sales Up Double Digits

*($ in millions)*

## Distribution Sales


$70.3
$71.8
$63.0
$72.8
$74.6
FY 2014
FY 2015
FY 2016
FY 2017
Q1 FY 2018 TTM

## Distribution Operating Income & Margin


$4.3
$3.1
$2.1
$3.2
$3.3
6.2%
4.3%
3.4%
4.3%
4.4%
FY 2014
FY 2015
FY 2016
FY 2017
Q1 FY 2018 TTM

Diversification strategy drives sales growth and an improving US industrial market

- Higher demand from core customers
- Growing rental and used equipment business

Increased sales opportunities

- Investments in e-commerce capabilities and web-based marketing
- Improved domain authority

# Strong Cash Generation and Bottom-Line

*($ in millions)*

## Adjusted EBITDA[1]


$10.0
$10.3
$10.6
$14.5
$14.8
$4.6
$6.1
$7.5
$9.6
$9.5
$5.4
$4.1
$3.1
$4.9
$5.3
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018 Q1 TTM
Distribution
Service

## Net Income


$4.0
$4.0
$4.1
$4.5
$4.5
FY 2014
FY 2015
FY 2016
FY 2017
Q1 FY 2018 TTM

| | | | | | |
|---|---|---|---|---|---|
| EPS | $0.54 | $0.57 | $0.58 | $0.64 | $0.63 |

+13% Adjusted EBITDA *(CAGR)*

+25% Service *(CAGR)*

Net income: +4% CAGR

Expect tax rate to range between 34% and 36% in fiscal 2018[2]

*[1] See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.*

*[2] FY 2018 tax rate guidance provided as of July 25, 2017*

*CAGR calculated FY 2014 – Q1 FY 2018 TTM*

*All figures are rounded to the nearest million; therefore, totals shown in graphs may not equal the sum of the segments.*

# Financial Flexibility Supports Growth Strategy

*($ in millions)*

## Total Debt


$7.6
$12.2
$19.1
$27.3
$32.0
FY 2014
FY 2015
FY 2016
FY 2017
Q1 FY 2018

Acquisitions: $13.9M in FY16; $7.0M in FY17

$6.4 million available on credit facility as of June 24, 2017

Total debt to TTM Adjusted EBITDA[1] 2.2x

Cash generation of $4.8M *(Q1 FY18 TTM)*

## Debt to Total Capitalization


20.2%
26.2%
32.9%
38.6%
41.5%
FY 2014
FY 2015
FY 2016
FY 2017
Q1 FY 2018 TTM

## Capital Expenditures


$2.0
$3.5
$4.1
$5.3
$6.4
FY 2014
FY 2015
FY 2016
FY 2017
Q1 FY 2018 TTM

*[1] See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.*

# Generating Cash to Drive Key Investments

## *FY 2009 (start of acquisition strategy) to Q1 FY 2018*

*($ in millions)*


$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$0.2
$30.3
$20.9
$32.6
$2.0
($25.1)
($50.6)
($9.7)
$0.6
FY2009 Cash & Investments, Net
Net Income
D&A and Working Capital Change
Financing/Other
FX Effect
Capital Expenditures
Business Acquisitions
Repurchase of Common Stock (largely in FY 2014)
Q1 FY 2018 Cash & Investments, Net
Sources of Cash
Uses of Cash

# Growth Strategy and Outlook

TRANSCAT® Trust in every measure

# Expanded Addressable Distribution Market

## Why the pivot in strategy?

Great synergies between Distribution and Service segments

Leverage of current infrastructure

Higher gross margins on used and rental equipment

Well indexed web domain

Differentiation through "value add"


New Instrument Sales
Then
Lead Generation for Service Business
Used Equipment Sales
Rental of Test Instruments
New Instrument Sales
Now

# Diversification Driving Distribution

## *Strong Rental Revenue Growth*

*($ in millions)*


$0.4
$0.9
$2.3
$2.6
FY 2015
FY 2016
FY 2017
Q1 FY 2018 TTM

Rentals provide higher margin profile

Enhances value proposition

Excalibur acquisition added incremental rental platform for higher-end electronic equipment

Used equipment business further complements and diversifies

TRANSCAT Trust in every measure

# Drive Double-Digit Service Growth

Dominate our local markets with integrated sales/ operations focus

Take market share from 3rd party providers and OEMs

Capture outsourcing of internal labs

Expansion of RF microwave and high-end electronics capabilities

New fleet of *mobile* calibration labs


Organic Growth Strategy
Acquisition Strategy

Geographic expansion

Increased capabilities and expertise

Bolt-on/leverage infrastructure

Sweet spot = revenue of $2M - $6M

Pay 4-6x EBITDA with 15% IRR threshold

# Executing Acquisition Strategy


Westcon
FY 2009
FY 2010
United Scale and Engineering
ACA Tmetrix
FY 2011
Wind Turbine Tools
CMC Instrument Services
FY 2012
Newark Calibration Services
Anacor Compliance Services
FY 2013
Cal-Matrix Metrology
Ulrich Metrology
FY 2015
Apex Metrology Solutions
Calibration Technologies
Spectrum Technologies
Excalibur Engineering
FY 2016
Anmar Metrology
Dispersion Laboratory
FY 2017

# Recent Acquisition Drivers

| | *Geographic Expansion* | *Increased Capabilities and Expertise* | *Leveraged Infrastructure* |
|---|---|---|---|
| Excalibur Engineering | ✔ | ✔ | ✔ |
| Dispersion Laboratory | | ✔ | ✔ |
| Spectrum Technologies | ✔ | ✔ | |
| Anmar Metrology | ✔ | | |
| Calibration Technologies | | ✔ | |







# Outlook* -- Strong Momentum

Leverage technology to drive Operational Excellence

*Improve customer experiences, expand organic growth potential, and strengthen our acquisition integration process*

Fortifying structure with technology, people and processes

Expect solid organic growth in the Service segment

Expect strong Distribution performance to continue

Remain selective and disciplined in acquisition and investment approach

FY 2018 CapEx spend of $6.0 million to $6.5 million

*Incremental spending planned for IT infrastructure to drive operational excellence and for customer-opportunity driven Service capabilities; Maintenance CapEx of $1M to $1.5M*


TRANSCAT MOBILE
TRANSCAT

** Outlook provided as of July 25, 2017*

August 31
2017

# Midwest IDEAS Conference

TRANSCAT® Trust in every measure

# Supplemental Information

Trust in every measure

# Adjusted EBITDA Reconciliation

*($ in thousands)*

| | FY 2014 | FY 2015 | FY 2016 | FY 2017 | Q1 FY18 TTM |
|---|---|---|---|---|---|
| Net Income | $ 3,984 | $ 4,026 | $ 4,124 | $ 4,522 | $ 4,472 |
| + Interest Expense | 130 | 234 | 247 | 719 | 818 |
| + Other Expense / (Income) | 129 | 111 | 48 | 51 | 56 |
| + Tax Provision | 2,462 | 2,397 | 1,883 | 2,642 | 2,561 |
| Operating Income | $ 6,705 | $ 6,768 | $ 6,302 | $ 7,934 | $ 7,907 |
| + Depreciation & Amortization | 2,945 | 3,090 | 3,946 | 6,184 | 6,122 |
| + Other (Expense) / Income | (129) | (111) | (48) | (51) | (56) |
| + Noncash Stock Compensation | 527 | 507 | 359 | 453 | 803 |
| **Adjusted EBITDA** | $ 10,048 | $ 10,254 | $ 10,559 | $ 14,520 | $ 14,776 |

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

# Segment Adjusted EBITDA Reconciliation

*($ in thousands)*

| | FY 2014 | FY 2015 | FY 2016 | FY 2017 | Q1 FY18 TTM |
|---|---|---|---|---|---|
| Service Operating Income | $ 2,379 | $ 3,693 | $ 4,155 | $ 4,769 | $ 4,610 |
| + Depreciation & Amortization | 2,144 | 2,362 | 3,216 | 4,660 | 4,523 |
| + Other (Expense) / Income | (141) | (138) | (64) | (55) | (56) |
| + Noncash Stock Compensation | 230 | 224 | 171 | 217 | 386 |
| Service Adjusted EBITDA | $ 4,612 | $ 6,141 | $ 7,478 | $ 9,591 | $ 9,463 |
| | | | | | |
| Distribution Operating Income | $4,326 | $3,075 | $2,147 | $3,165 | $3,297 |
| + Depreciation & Amortization | 801 | 728 | 730 | 1,524 | 1,599 |
| + Other (Expense) / Income | 12 | 27 | 16 | 4 | - |
| + Noncash Stock Compensation | 297 | 283 | 188 | 236 | 417 |
| Distribution Adjusted EBITDA | $ 5,436 | $ 4,113 | $ 3,081 | $ 4,929 | $ 5,313 |
| | | | | | |
| Service | $ 4,612 | $ 6,141 | $ 7,478 | $ 9,591 | $ 9,463 |
| Distribution | $ 5,436 | $ 4,113 | $ 3,081 | $ 4,929 | $ 5,313 |
| **Total Adjusted EBITDA** | $ 10,048 | $ 10,254 | $ 10,559 | $ 14,520 | $ 14,776 |

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

# Seasoned Executive Team Driving Growth

**Lee D. Rudow**
**President and Chief Executive Officer**

- More than 31 years of industry experience
- Demonstrated growth record
- Joined Transcat in 2011

**Ben Hawley**
**Vice President of Operational Excellence**

- 30 years of senior leadership in business process re-engineering and enterprise quality assurance
- Joined Transcat in January 2017

**Rob A. Flack**
**Vice President of Service Sales & Operations**

- 18 Years in Service Segment; previously with Davis Calibration and Tektronix
- Joined Transcat in 2014

**Jennifer J. Nelson**
**Vice President of Human Resources**

- More than 17 years of comprehensive HR experience
- Joined Transcat in 2012

**Mike W. West**
**Vice President of Inside Sales & Marketing**

- Provided services on a consulting basis for several years prior to joining Transcat
- Joined Transcat in 2014

**Michael J. Tschiderer**
**Chief Financial Officer**

- Public company, PE and VC experience
- Joined Transcat in 2015


TRANSCAT